                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  February 3, 2005


                               Globix Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)



           Delaware                                        13-3781263
(State or other jurisdiction of                (IRS Employer Identification No.)
        incorporation)

                                     1-14168
                                   (Commission
                                  File Number)


          139 Centre Street,                                  10013
         New York, New York
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code  (212) 334-8500


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
Globix Corporation
Commission File No. 001-14168


Item 4.02. Non Reliance on Previously Issued Financial Statements or a Related
------------------------------------------------------------------------------
Audit Report or Completed Interim Review.
-----------------------------------------

         On February 3, 2005, Globix Corporation determined that its payroll and occupancy cost incurred in support of network operations, systems and customer services should be allocated to cost of revenue rather than selling, general and administrative expenses and therefore concluded that the previously issued financial statements for the years ended 2003 and 2004 contained in the Company's Annual Report on Form 10-K for the period ended September 30, 2004 should be restated. Globix's chief executive officer and chief financial officer have discussed the restatement with Globix's independent accountants.

On February 9, 2005, Globix filed an Annual Report on Form 10-K/A for the period ended September 30, 2004 with the Securities and Exchange Commission to reflect changes required as a result of the restatement.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 9, 2005                       Globix Corporation

                                              By: /s/ Robert M. Dennerlein
                                                  ------------------------------
                                                  Name: Robert M. Dennerlein
                                                  Title: Chief Financial Officer



                                      -3-